The Salomon Brothers
                         Fund Inc

                         Annual Report

                         DECEMBER 31, 1996



                    --------------------------------------
                         Salomon Brothers Asset Management
                         --------------------------------------

Board of Directors


Charles F. Barber                Consultant; formerly Chairman, ASARCO Incorporated
                                 Member of the Audit Committee

Andrew L. Breech                 President, Dealer Operating Control Service, Inc.
                                 Member of the Proxy Committee

Thomas W. Brock                  Chairman and Chief Executive Officer, Salomon Brothers Asset
                                 Management Inc; Managing Director, Salomon Brothers Inc

Carol L. Colman                  President, Colman Consulting Co., Inc.
                                 Member of the Audit Committee

William R. Dill                  Interim Presidentship, Boston Architectural Center; formerly
                                 President, Anna Maria College; formerly Consultant and Director of the Office of Global Enterprise, University of Southern Maine
                                 Member of the Nominating Committee

Michael S. Hyland                Chairman and President, President and Managing Director,
                                 Salomon Brothers Asset Management Inc and Managing
                                 Director, Salomon Brothers Inc

Clifford M. Kirtland, Jr.        Director, Oxford Industries, Inc., Shaw Industries, Inc. and
                                 Graphic Industries, Inc.; formerly Chairman, Cox
                                 Communications, Inc.
                                 Member of the Proxy Committee

Robert W. Lawless                President and Chief Executive Officer, University of Tulsa;
                                 formerly President and Chief Executive Officer, Texas Tech
                                 University and Texas Tech University Health Sciences Center
                                 Member of the Proxy Committee

Louis P. Mattis                  Consultant; formerly Chairman and President, Sterling
                                 Winthrop Inc.
                                 Member of the Nominating Committee

Thomas F. Schlafly               Of counsel to law firm of Peper, Martin, Jensen, Maichel &
                                 Hetlage; President, The Saint Louis Brewery, Inc.
                                 Member of the Audit and Nominating Committees

S  A  L  O  M  O  N       B  R  O  T  H  E  R  S       F  U  N  D       I  N  C


To Our Shareholders                     The Salomon Brothers Fund Inc
                                        7 World Trade Center
                                        New York, NY  10048


                                        February 20, 1997


THE YEAR 1996 PROVED to be rewarding for the U.S. equity market and The Salomon Brothers Fund. The net asset value of Fund shares increased by 29.7%, assuming the income and capital gain distributions made in 1996 were reinvested in additional shares of the Fund. This compares quite favorably with the 23.0% gain posted by the Standard and Poor's Index of 500 Stocks. Based on market price, an investment in The Salomon Brothers Fund appreciated 38.7% during 1996, assuming reinvestment of income and capital gain distributions in additional Fund shares.

THE NEAR-AND LONG-TERM PERFORMANCE of the Salomon Brothers Fund has been recognized positively by the financial services industry. Lipper Analytical Services rated the Fund #1 of 6 closed-end growth and income funds for its one- and five-year average total returns.

Market Review

THE STOCK MARKET WAS PROPELLED by near-ideal conditions in 1996, including moderate growth, low inflation and healthy corporate earnings. Further support was added to the market in the form of demand generated by mutual fund buying, stock repurchases by corporations and merger and acquisition activity. Corporate profits came in stronger than expected and the U.S. equity market enjoyed its second consecutive year of double-digit returns.

IT IS ALSO WORTH NOTING THAT DURING 1996 much of the momentum in the equity markets was supplied by large-capitalization blue chip stocks. However, The Salomon Brothers Fund posted the above-average gains discussed above despite underweighting blue chip issues. We attribute this to the stock-selection skills of our portfolio managers and to the research and analysis capabilities provided to them.


Highlights

THE FUND'S STRONG PERFORMANCE IN 1996 was due primarily to stock selection and to a lesser degree, industry weightings. The financial sector performed well during the year and the Fund benefited from its holdings in issues such as SunAmerica and Travelers Group. The decision to own Real Estate Investment Trusts (REITs) and high yield debt instead of utilities contributed significantly to performance. In fact, one of the best performing stocks held by the Fund was the hotel REIT, Starwood Lodging. Fund performance was also enhanced by the large energy holdings entering the year but these positions have been pared back as oil prices have risen.

THE FUND BEGAN THE YEAR with almost no technology holdings but took positions in Seagate Technology and International Business Machines when prices for these issues moved to attractive levels at mid-year. We held very few commodity companies, but our sole large holding, DuPont (E.I.) de Nemours, was the only large capitalization commodity to beat the market in 1996.


Outlook

THE LARGE RALLY IN THE STOCK MARKET over the past two years, and the record profit margins at industrial companies have raised the level of risk in the financial markets. Therefore, the Fund is emphasizing companies with less cyclical exposure and more predictable earnings growth. SmithKline Beecham-ADR, First Data and The Bank of New York are among the Fund's top ten holdings. We consider companies that are restructuring such as Canadian National Railways, Canadian Pacific, and Eastman Kodak to be defensive holdings, since they are less dependent upon top line growth to achieve their earnings estimates.

Fund News

Share Repurchase Program. For the year ended December 31, 1996, 179,500 shares of The Salomon Brothers Fund were repurchased by the Fund at an average price of $15.013 for a net

S  A  L  O  M  O  N       B  R  O  T  H  E  R  S       F  U  N  D       I  N  C


total of $2,694,828. As authorized by the Board of Directors, the Fund periodically makes share repurchases out of existing cash assets. Not only does this practice help to maintain an active market for those wishing to sell shares, it also benefits investors by giving them an opportunity to purchase shares at a discount to net asset value.

Automatic Dividend Reinvestment and Cash Payment Plan. This popular service allows shareholders to have dividends invested automatically in additional Fund shares. Shareholders who participate in the plan often have an opportunity to purchase additional shares at a discount to net asset value. Many shareholders chose this strategy for building long-term holdings in the Fund. During 1996, 4,401,298 shares were purchased on behalf of participants in the Dividend Reinvestment Plan at an average price of $15.753 for a net total of $69,332,700. A discussion of benefits of participation in the Plan is included on page 20 and I encourage you to consider this information carefully.

Shareholders Meeting. The annual meeting of shareholders of The Salomon Brothers Fund will be held at 1:00 P.M. on April 29, 1997. We invite any shareholder interested in attending the meeting to join us at Salomon Brothers headquarters, 7 World Trade Center, New York City.


SHAREHOLDERS OF THE FUND may call 1-800-SALOMON (1-800-725-6666), Monday through Friday from 8:30 A.M. to 6:00 P.M. EST to obtain a current net asset value, performance and other information about the Fund. For information concerning your Salomon Brothers Fund stock account, please call the Bank of New York at 1-800-524-4458.

Our Commitment to You

AT SALOMON BROTHERS ASSET MANAGEMENT we are committed to seeking excellence in performance and in shareholder service and we intend to work hard in the coming year to achieve these goals. We appreciate the confidence you have demonstrated in us in the past and we hope to continue to serve you in the future.


                                   Cordially,





                                   Michael S. Hyland
                                   Chairman and President

--------------------------------------------------------------------------------
IMPORTANT MESSAGE TO  SHAREHOLDERS

Any shareholders who are holding old certificates of The Lehman Corporation, the Fund's former name, should exchange those certificates, free of charge, for new ones bearing The Salomon Brothers Fund Inc name. The New York Stock Exchange has informed us that the old certificates may create settlement problems in the future if you decide to sell your shares. Please note that while you are not required to exchange the certificates, we recommend that you do so. Shareholders who wish to exchange their certificates should send them via registered mail with a letter requesting exchange for new certificates to:

                                            The Bank of  New York
                                            Receive and Deliver Department-11W
                                            Church Street Station
                                            P.O. Box 11002
                                            New York, New York 10286-1002

S  A  L  O  M  O  N       B  R  O  T  H  E  R  S       F  U  N  D       I  N  C


Investment Policy

(left column)

The Salomon Brothers Fund's investment policy has been to concentrate a large portion of its investments in common stocks. Companies whose stocks are selected generally have strong positions in industries with the potential to grow faster than the economy as a whole. Investments are monitored carefully and are changed from time to time into holdings we believe offer more favorable opportunities in the light of changing economic, social and political conditions. The common thread of the Fund's policy has been to seek out and to hold common stocks of well-managed, favorably situated companies we expect will produce above-average earnings and dividend growth over time. At the same time, we also look for opportunities in turnaround situations and in securities that appear to be priced substantially lower than their intrinsic value. While current income is not a primary consideration, we are mindful of the income needs of our shareholders.

For the core of our holdings, we look for companies we believe are able to increase earnings and dividends at an above-average rate and still retain enough cash to finance future growth in their businesses.

The experience of investors generally shows the great difficulty of consistently predicting turns in the stock market. There is often the risk that the investor will become too pessimistic about

(right column)

stocks when their prices are depressed and sell near the bottom or become overly optimistic when their prices are high and buy near the top. In our opinion, this natural propensity often accounts for the poor long-term investment results of many individuals and institutions. For this reason, the Fund has generally maintained a rather fully invested position in equities rather than attempting to switch back and forth between equities and large reserves of cash, short-term instruments and bonds.

From time to time, the Fund may invest in public utility common stocks when it believes their prices are particularly depressed and total return (price appreciation plus dividends) from such investments is likely to sufficiently exceed the yield available from money market instruments to warrant the investments.

As a general rule, the Fund invests for the longer term. We do not trade in and out of individual securities on the basis of intermediate price fluctuations, nor do we attempt to guess the direction of market cycles by continually shifting from a fully invested to a partially invested position. Even so, we reappraise our holdings, take profits or losses from time to time and raise cash to reinvest in newly emerging areas of interest, within the scope of investment policy.


SUMMARY (unaudited)
----------------------------------------------------------------------------------------------------
                                                            For the Year Ended December 31
----------------------------------------------------------------------------------------------------
                                                    1996       1995      1994     1993      1992
                                                    --------------------------------------------
Net Assets (in millions)                            $1,441    $1,291    $1,087   $1,176    $1,109
Shares Outstanding (000's)                          83,477    83,657    84,407   79,031    73,161
Net Assets Per Share                                $17.26    $15.43    $12.88   $14.88    $15.16
Distributions                                       $ 2.425   $ 1.84    $ 1.725  $ 2.06    $ 1.00
Market Price Per Share                              $16.000   $13.375   $10.625  $12.750   $13.750
Discount from NAV at Year End                       (7.30)%   (13.32)%  (17.51)% (14.31)%   (9.30)%
Market Price Range (NYSE, symbol SBF):
   High                                             $17.000   $14.125   $13.875  $14.375   $14.375
   Low                                              $13.250   $10.625   $10.500  $12.625   $13.000


1996 DISTRIBUTIONS DECLARED
----------------------------------------------------------------------------------------------------
                                       Net             Short Term        Long Term   Total Payment
Payment Date     Record Date     Investment Income    Capital Gains    Capital Gains   Per Share
----------------------------------------------------------------------------------------------------
April            April             $ .08              $ .21               $ .28         $ .57
August           July                .09                  -                  -            .09
November         October             .09                  -                  -            .09
December         December            .075               .41                1.19          1.675
                                   -----------------------------------------------------------
Total                              $ .335             $ .62               $1.47         $2.425
                                   ===========================================================

----------------------------------------------------------------------------------------------------

                                                                                              Page 3

S  A  L  O  M  O  N       B  R  O  T  H  E  R  S       F  U  N  D       I  N  C


Automatic Dividend Reinvestment
and Cash Payment Plans

Dividend Reinvestment

The Automatic Dividend Reinvestment Plan ("DRPlan"), administered by The Bank of New York as DR Plan Agent for shareholders of The Salomon Brothers Fund Inc (the "Fund"), offers you a prompt, simple and inexpensive way to put your dividends and distributions to work through reinvestment in additional full and fractional shares of capital stock of the Fund.

Shareholders may enroll by simply completing the enclosed Authorization Card with the exception of those shares that are held in the name of a broker or nominee.

Money from dividends and distributions can lie idle for months at a time; however, with the DRPlan your dividends and distributions are promptly invested for you, automatically by The Bank of New York, DRPlan agent, and you will receive statements from the Agent to simplify your personal records.

The Cash Payment Plan

The Cash Payment Plan allows you to purchase shares of the Fund conveniently and inexpensively, without committing large dollar amounts. Under the Cash Payment Plan, you have the option to send a check or money order of at least $25.00 to the Agent which will be used to buy more shares of the Fund. You may make these payments regularly or from time to time. You may also vary the amount of each optional payment as long as it is at least $25.00.

Cost to You

Except as specifically noted, you will not bear any costs of administering the Plan. You pay only your proportionate share of the commissions paid on all open-market purchases. Dividends and distributions, even though automatically reinvested, continue to be taxable.

To Enroll

The complete Dividend Reinvestment and Cash Payment Plan brochure and authorization card can be found at the back of this report. You must complete the Authorization Card and return it in the envelope provided in order to participate. If you have any questions, contact the Plan agent at 1-800-432-8244. Generally, shareholders who initially invested on or after November 20, 1995 are automatically enrolled in the DRPlan. However, if your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the Plan.


Page 4

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S  A  L  O  M  O  N       B  R  O  T  H  E  R  S       F  U  N  D       I  N  C


25-Year Record of an Investment in
The Salomon Brothers Fund Inc (unaudited)

This chart shows the 25-year record of a $10,000 investment in stock of The Salomon Brothers Fund Inc at net asset value at the beginning of 1972, assuming all income dividends and capital gain distributions were reinvested at net asset value. During the period, the market price of the stock was sometimes above net asset value and sometimes below; accordingly, the chart should not be construed as an indication of the record of a shareholder's investment in the Fund based on market prices. Nor should it be construed as a representation of future performance of the Fund's net asset value.


                                  Cumulative Net Asset Value of
                                 ------------------------------
             Net Asset Value     Capital Gain          Income
End of         of Initial        Distributions        Dividends          Total            Total
Year           Investment         Reinvested         Reinvested     Net Asset Value   Market Value
----------------------------------------------------------------------------------------------------
1972             $11,455           $    727            $   176          $ 12,358        $ 10,715

1973               9,233              1,113                309            10,655           8,557

1974               6,027              1,013                371             7,411           5,763

1975               7,359              1,714                635             9,708           7,751

1976               8,439              1,966                898            11,303           9,275

1977               7,342              2,457                988            10,787           8,633

1978               7,728              3,021              1,349            12,098           8,650

1979               9,189              4,567              2,057            15,813          12,640

1980              10,565              6,640              3,039            20,244          17,156

1981               8,707              7,602              3,329            19,638          18,932

1982               9,312             11,526              4,827            25,665          26,798

1983              10,213             15,191              6,399            31,803          32,456

1984               8,209             16,306              6,281            30,796          31,489

1985               9,384             21,260              8,446            39,090          37,296

1986               8,629             27,261              8,974            44,864          44,005

1987               7,420             28,880              8,909            45,209          37,504

1988               8,041             33,099             11,438            52,578          42,535

1989               8,719             41,888             14,094            64,701          53,986

1990               7,459             38,962             13,983            60,404          49,846

1991               8,763             51,662             18,653            79,078          70,064

1992               8,483             53,260             20,096            81,839          74,227

1993               8,327             61,912             21,537            91,776          78,638

1994               7,202             61,941             20,600            89,743          74,088

1995               8,635             85,211             27,227           121,073         104,948

1996               9,659            112,527             33,241           155,427         144,080


S  A  L  O  M  O  N       B  R  O  T  H  E  R  S       F  U  N  D       I  N  C


                                 CHART MATERIAL

G R O W T H   O F   $ 1 0 , 0 0 0


                                    Total Net
                                   Asset Value
                                    $155,427

$160,000
 150,000
 140,000
 130,000
 120,000
 110,000
 100,000
  90,000
  80,000
  70,000
  60,000
  50,000
  40,000
  30,000
  20,000
  10,000

Total Market
Value
$144,080

  Cumulative
     Net
Asset Value of
   Income
  Dividends
 Reinvested
  $33,241

Cumulative
Net Asset Value
of Income
Dividends
Reinvested

Cumulative
Net Asset
Value of
Capital Gain
Distributions
Reinvested

  Cumulative
     Net
Asset Value of
Capital Gains
Distributions
 Reinvested
  $112,527

Net Asset
Value of Initial
Investment

Initial Market
Value
$9,163

   Net Asset
Value of Initial
  Investment
    $9,659

1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985

1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996

12/31/96

S  A  L  O  M  O  N       B  R  O  T  H  E  R  S       F  U  N  D       I  N  C


Record of a Share of Stock (unaudited)

                                                                                         Net Asset
                 Distributions Declared From                         Capital Gain       Value plus
                ------------------------------     Net Asset Value   Distributions    Capital Gain
Year             Income          Capital Gain        End of Year     (Cumulative)     Distributions
----------------------------------------------------------------------------------------------------
1929                                                    $3.81                             $3.81
1930             $.094                                   3.08                              3.08
1931              .119                                   2.36                              2.36
1932              .10                                    2.43                              2.43
1933              .10                                    3.35                              3.35
1934              .10                                    3.68                              3.68
1935              .117                                   4.64                              4.64
1936              .125               $.146               5.72             $.146            5.866
1937              .125                .396               3.66              .542            4.202
1938              .106                                   4.25              .542            4.792
1939              .10                                    4.09              .542            4.632
1940              .106                                   3.70              .542            4.242
1941              .15                                    3.34              .542            3.882
1942              .156                                   3.69              .542            4.232
1943              .156                                   4.71              .542            5.252
1944              .181                                   5.54              .542            6.082
1945              .174                .301               7.21              .843            8.053
1946              .169                .625               6.55             1.468            8.018
1947              .192                .376               6.13             1.844            7.974
1948              .245                .192               5.82             2.036            7.856
1949              .279                .202               6.60             2.238            8.838
1950              .335                .402               7.21             2.640            9.850
1951              .276                .36                8.67             3.000           11.670
1952              .21                 .254               9.15             3.254           12.404
1953              .245                .26                8.59             3.514           12.104
1954              .25                 .312              11.31             3.826           15.136
1955              .285                .517              12.56             4.343           16.903
1956              .31                 .712              12.63             5.055           17.685
1957              .275                .65               10.38             5.705           16.085
1958              .265                .545              13.84             6.250           20.090
1959              .27                 .67               14.04             6.920           20.960
1960              .265                .59               13.53             7.510           21.040
1961              .252                .665              15.80             8.175           23.975
1962              .255                .54               12.74             8.715           21.455
1963              .255                .605              14.91             9.320           24.230
1964              .30                 .645              16.01             9.965           25.975
1965              .312                .665              18.07            10.630           28.700
1966              .337                .735              16.54            11.365           27.905
1967              .355                .84               19.97            12.205           32.175
1968              .365               1.25               19.69            13.455           33.145
1969              .35                1.35               17.62            14.805           32.425
1970              .305               1.02               15.03            15.825           30.855
1971              .305                .81               17.87            16.635           34.505
1972              .305               1.27               20.47            17.905           38.375
1973              .295                .84               16.50            18.745           35.245
1974              .305                .42               10.77            19.165           29.935
1975              .27                 .67               13.15            19.835           32.985
1976              .225+                 +               15.08            19.835           34.915
1977              .245               1.01               13.12            20.845           33.965
1978              .34                 .45               13.81            21.295           35.105
1979              .42                 .91               16.42            22.205           38.625
1980              .55                1.18               18.88            23.385           42.265
1981              .72                2.04               15.56            25.425           40.985
1982              .71                2.01               16.64            27.435           44.075
1983              .625               1.365              18.25            28.800           47.050
1984              .545               2.44               14.67            31.240           45.910
1985              .495               1.085              16.78            32.325           49.105
1986              .515               3.085              15.42            35.410           50.830
1987              .49                1.88               13.26            37.290           50.550
1988              .505                .49               14.37            37.780           52.150
1989              .59                1.515              15.58            39.295           54.875
1990              .485                .71               13.33            40.005           53.335
1991              .47                1.14               15.66            41.145           56.805
1992              .40                 .60               15.16            41.745           56.905
1993              .34                1.72               14.88            43.465           58.345
1994              .335               1.39               12.88            44.855           57.735
1995              .35                1.49               15.43            46.345           61.775
1996              .335               2.09               17.26            48.435           65.695
               -------             -------
  Totals       $20.136             $48.435
               =======             =======

+A capital gain dividend of $1.01 per share and an income dividend of $.02 per share for 1976 were declared in January 1977.

                                                                                              Page 5

S  A  L  O  M  O  N       B  R  O  T  H  E  R  S       F  U  N  D       I  N  C


Largest Investments (unaudited)

The ten largest investments in the Fund's portfolio at December 31, 1996 are listed below. The total market value of these securities approximates 27% of the Fund's net assets at that date and the same percentage of the aggregate net asset value of each stockholder's Fund shares. For example, an investment in 1,000 shares of The Salomon Brothers Fund stock at December 31, 1996 had an aggregate net asset value of $17,260, of which 27%, or $4,660, was invested in these ten securities.

                                                            Shares                  Value
                                                ----------------------------------------------------
Columbia/HCA Healthcare ................................  1,080,000          $ 44,010,000
Canadian National Railway ..............................  1,125,000            42,750,000
Bank of New York .......................................  1,263,400            42,639,750
First Data .............................................  1,087,000            39,675,500
SmithKline Beecham-- ADR ...............................    580,000            39,440,000
Royal Dutch Petroleum, 5 Guilder .......................    213,500            36,455,125
Praxair ................................................    780,000            35,977,500
Mobil ..................................................    285,000            34,841,250
Travelers Group ........................................    736,332            33,411,065
Tyco International .....................................    626,500            33,126,188

                                                                             ------------
            Total.........................................................   $382,326,378
                                                                             ============






----------------------------------------------------------------------------------------------------
FEDERAL TAX STATUS OF DISTRIBUTIONS (unaudited)

For corporate taxpayers, approximately 19% of the ordinary dividends paid in April and 30% of the ordinary dividends paid in August, November and December qualify for the corporate dividends received deduction.

----------------------------------------------------------------------------------------------------

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Major Portfolio Changes (unaudited)

Listed below are the Fund's major portfolio changes during the three months ended December 31, 1996. Excluded from the list are changes resulting entirely from stock dividends and stock splits.


Additions
----------------------------------------------------------------------------------------------------
                                                                                         Shares
                                                                                        Increased
                                                                                   -----------------
AT&T...............................................................................     461,200(1)
Chase Manhattan....................................................................      86,400(1)
Crown Cork & Seal..................................................................     267,200(1)
Gulfstream Aerospace...............................................................   1,140,000(1)
Lear...............................................................................     115,000
Millennium Chemicals...............................................................      23,500(1)
Price/Costco.......................................................................     606,700
Rhone-Poulenc Rorer................................................................      45,000
Seagate Technology.................................................................     153,638
SunAmerica 8.50% Convertible Preferred.............................................     200,000(1)
Union Camp.........................................................................     300,000(1)

Reductions
----------------------------------------------------------------------------------------------------
                                                                                         Shares/
                                                                                    Principal Amount
                                                                                        Decreased
                                                                                   -----------------
ADVANTA, Class B...................................................................     137,300
AlliedSignal.......................................................................     110,000
Aluminum Company of America........................................................      51,600(2)
American Express...................................................................      37,800
Black & Decker.....................................................................     449,500(2)
Cole National 11.25% due 10/1/01...................................................  $1,000,000(2)
DuPont (E.I.) de Nemours...........................................................      49,000
EMC................................................................................     540,000(2)
Ford Motor.........................................................................     101,800
Hanna (M.A.).......................................................................      90,800(2)
Merrill Lynch 6.50% Convertible Preferred..........................................      70,000(2)
Praxair............................................................................      75,000
Raytheon...........................................................................     494,000(2)
Samsonite 11.125% due 7/15/05......................................................  $2,000,000(2)
Silgan Holdings 13.25% due 12/15/02................................................    $231,000
SmithKline Beecham-- ADR...........................................................     125,000
SunAmerica.........................................................................     200,000
Texaco.............................................................................     150,000(2)
UCAR International.................................................................     495,000(2)



(1) New Addition   (2) Elimination



                                                                                              Page 9

S  A  L  O  M  O  N       B  R  O  T  H  E  R  S       F  U  N  D       I  N  C


Statement of Investments December 31, 1996


Common Stocks -- 96.8% of Net Assets
----------------------------------------------------------------------------------------------------
                                                                                           Value
 Shares                                                              Cost                (Note 1a)
----------------------------------------------------------------------------------------------------
            Basic Industries -- 7.5%
  267,200   Crown Cork & Seal.................................. $ 12,387,447       $   14,529,000
  281,000   Du Pont (E.I.) de Nemours..........................   18,735,219           26,519,375
   23,500   Millennium Chemicals...............................      530,160              417,125
  450,000   Nalco Chemical.....................................   13,777,075           16,256,250
  780,000   Praxair ...........................................   17,111,780           35,977,500
  300,000   Union Camp.........................................   14,740,133           14,325,000
                                                                ------------       --------------
                                                                  77,281,814          108,024,250
                                                                ------------       --------------

            Capital Goods -- 9.1%
  290,000   AlliedSignal.......................................    5,723,040           19,430,000
  361,500   Deere..............................................    8,449,480           14,685,937
  193,750   General Electric...................................    1,361,174           19,157,031
1,140,000   Gulfstream Aerospace...............................   27,470,704           27,645,000
  626,500   Tyco International.................................   14,679,139           33,126,188
  300,000   York International.................................   14,140,882           16,762,500
                                                                ------------       --------------
                                                                  71,824,419          130,806,656
                                                                ------------       --------------

            Consumer Cyclicals -- 13.0%
  330,000   Eastman Kodak......................................   12,859,127           26,482,500
  405,000   Federated Department Stores*.......................    7,668,103           13,820,625
  213,000   Ford Motor.........................................    6,916,845            6,789,375
  235,000   General Motors.....................................   13,012,719           13,101,250
1,144,500   Host Marriott*.....................................   12,119,158           18,312,000
  585,000   Lear*..............................................   18,918,448           19,963,125
  210,000   Magna International, Class A.......................    9,925,414           11,707,500
  875,000   Price/Costco*......................................   17,901,724           21,984,375
  494,700   Sears, Roebuck.....................................   12,283,660           22,818,038
  315,000   Sherwin-Williams...................................   10,664,192           17,640,000
  434,000   U.S. Industries*...................................    6,391,891           14,918,750
                                                                ------------       --------------
                                                                 128,661,281          187,537,538
                                                                ------------       --------------

            Consumer Staples -- 9.8%
  566,300   Coca-Cola Enterprises..............................   17,407,867           27,465,550
  308,000   ConAgra............................................   10,260,970           15,323,000
  525,800   Hormel Foods.......................................   12,602,983           14,196,600
  640,500   Kroger*............................................   15,512,934           29,783,250
  150,000   Loews..............................................   12,270,614           14,137,500
  301,000   Penn Traffic*......................................   11,851,288            1,091,125
  172,500   Philip Morris Companies............................   13,843,158           19,427,813
  750,000   Pittston Brink's Group.............................   13,947,383           20,250,000
                                                                ------------       --------------
                                                                 107,697,197          141,674,838
                                                                ------------       --------------

            Energy -- 12.0%
  335,300   Amoco..............................................   19,098,473           26,991,650
  211,000   Chevron............................................    9,195,555           13,715,000
  225,000   Dresser Industries.................................    6,799,613            6,975,000
      400   Gas Properties (100% owned)........................       40,000              742,000(a)
  285,000   Mobil..............................................   21,712,087           34,841,250
  213,500   Royal Dutch Petroleum, 5 Guilder...................   17,192,475           36,455,125
  402,777   TOTAL-- ADR........................................   11,363,654           16,211,774
  394,737   Union Pacific Resources Group......................    9,769,329           11,546,058
  647,400   Williams Companies.................................   16,315,572           24,277,500
            Royalty Interest...................................         --                923,800(a)
                                                                ------------       --------------
                                                                 111,486,758          172,679,157
                                                                ------------       --------------


S  A  L  O  M  O  N       B  R  O  T  H  E  R  S       F  U  N  D       I  N  C


Common Stocks continued
----------------------------------------------------------------------------------------------------
                                                                                           Value
  Shares                                                             Cost                (Note 1a)
----------------------------------------------------------------------------------------------------
            Financial Services -- 15.2%
  167,700   ADVANTA, Class B................................... $  7,428,130       $    6,854,737
  269,700   American Express...................................    4,805,434           15,238,050
  230,500   Associates First Capital...........................    6,806,300           10,170,812
  461,500   Bank of Boston.....................................   19,967,599           29,651,375
1,263,400   Bank of New York...................................   18,380,844           42,639,750
   86,400   Chase Manhattan....................................    7,755,610            7,711,200
  220,600   Federal Home Loan Mortgage.........................   14,276,815           24,293,575
  152,500   Federal National Mortgage Association..............      845,689            5,680,625
  106,500   Long Island Bancorp................................    2,827,317            3,727,500
  217,500   MGIC Investment....................................    6,818,755           16,530,000
  520,000   SunAmerica.........................................    6,049,981           23,075,000
  736,332   Travelers Group....................................   12,625,892           33,411,065
                                                                ------------       --------------
                                                                 108,588,366          218,983,689
                                                                ------------       --------------

            Health Care -- 13.2%
  319,500   Aetna..............................................   21,783,668           25,560,000
  360,000   American Home Products.............................   21,094,425           21,105,000
  630,000   Astra AB, Class A..................................   26,115,296           31,093,910
1,080,000   Columbia/HCA Healthcare............................   30,517,898           44,010,000
  375,000   Rhone-Poulenc Rorer................................   23,811,655           29,296,875
  580,000   SmithKline Beecham-- ADR...........................   27,561,722           39,440,000
                                                                ------------       --------------
                                                                 150,884,664          190,505,785
                                                                ------------       --------------

            Real Estate Investment Trusts -- 2.9%
  336,000   Beacon Properties..................................    7,683,650           12,306,000
  450,000   Highwood Properties................................   11,527,507           15,187,500
  250,000   Starwood Lodging Trust.............................    8,939,050           13,781,250
                                                                ------------       --------------
                                                                  28,150,207           41,274,750
                                                                ------------       --------------

            Technology -- 7.2%
  487,500   Ceridian*..........................................   12,777,968           19,743,750
  106,000   DSTSystems*........................................    2,425,650            3,325,750
1,087,000   First Data.........................................   20,453,428           39,675,500
  138,000   International Business Machines....................   16,551,333           20,838,000
   90,000   National Data......................................    2,089,643            3,915,000
  275,138   Seagate Technology*................................    8,968,119           10,867,951
  225,000   Silicon Graphics*..................................    5,248,411            5,737,500
                                                                ------------       --------------
                                                                  68,514,552          104,103,451
                                                                ------------       --------------

            Telecommunications & Utilities -- 1.4%
  461,200   AT&T...............................................   18,548,126           20,062,200
                                                                ------------       --------------

            Transportation -- 5.5%
1,125,000   Canadian National Railway..........................   27,744,354           42,750,000
1,095,000   Canadian Pacific ..................................   25,073,062           29,017,500
  135,000   Union Pacific......................................    5,960,644            8,116,875
                                                                ------------       --------------
                                                                  58,778,060           79,884,375
                                                                ------------       --------------
            Total Common Stocks................................  930,415,444        1,395,536,689
                                                                ------------       --------------


                                                                                             Page 11

S  A  L  O  M  O  N       B  R  O  T  H  E  R  S       F  U  N  D       I  N  C


Convertible Preferred Stock -- 0.6% of Net Assets
----------------------------------------------------------------------------------------------------
                                                                                           Value
  Shares                                                             Cost                (Note 1a)
----------------------------------------------------------------------------------------------------
             Financial Services -- 0.6%
   200,000   SunAmerica 8.50% ................................. $  7,500,000       $    8,450,000
                                                                ------------       --------------

Corporate Bonds and Notes -- 2.0% of Net Assets
----------------------------------------------------------------------------------------------------
   Principal
   Amount
 (Thousands)
----------------------------------------------------------------------------------------------------
             Basic Industries -- 0.3%
  $  1,000   Selmer 11% due 5/15/05............................      981,322            1,092,500
     1,161   Silgan Holdings 13.25% due 12/15/02...............    1,192,464            1,175,513
     2,500   United International Holding Zero Coupon
               due 11/15/99....................................    1,733,346            1,787,500
                                                                ------------       --------------
                                                                   3,907,132            4,055,513
                                                                ------------       --------------

             Capital Goods -- 0.2%
     2,000   Terex 13.25% due 5/15/02..........................    1,837,610            2,160,000
     8,000   Terex Stock Appreciation Rights*..................         --                 18,000
                                                                ------------       --------------
                                                                   1,837,610            2,178,000
                                                                ------------       --------------

             Consumer Cyclicals -- 0.8%
     6,000   Federated Department Stores 5% Convertible
               due 10/1/03.....................................    6,000,000            6,982,500
     2,000   Finlay Fine Jewelry 10.625% due 5/1/03............    1,923,629            2,100,000
     2,000   Hines Horticulture 11.75% due 10/15/05............    2,096,764            2,140,000
                                                                ------------       --------------
                                                                  10,020,393           11,222,500
                                                                ------------       --------------

             Consumer Staples -- 0.1%
     2,000   Borg-Warner Security 9.125% due 5/1/03............    1,877,809            2,007,500
                                                                ------------       --------------


             Technology -- 0.1%
     2,000   Talley Manufacturing & Technology
               10.75% due 10/15/03.............................    2,018,296            2,095,000
                                                                ------------       --------------


             Telecommunications & Utilities -- 0.5%
     2,000   Adelphia Communications 12.50% due 5/15/02........    2,002,238            2,060,000
     1,000   American Media Operation 11.625% due 11/15/04.....    1,032,673            1,065,000
     2,500   Diamond Cable zero coupon to 12/15/00,
               11.75% thereafter, due 12/15/05.................    1,627,645            1,790,625
     3,000   Marcus Cable 14.25% due 12/15/05..................    2,287,245            2,167,500
                                                                ------------       --------------
                                                                   6,949,801            7,083,125
                                                                ------------       --------------
             Total Corporate Bonds and Notes...................   26,611,041           28,641,638
                                                                ------------       --------------
             Total Investments................................. $964,526,485       $1,432,628,327
                                                                ============       ==============


Repurchase Agreements -- 3.5% of Net Assets
----------------------------------------------------------------------------------------------------
    25,049   J.P. Morgan Securities, 6.60%, cost $25,049,000,
                  dated 12/31/96, $25,058,185 due 1/2/97,
                  collateralized by $23,996,000 U.S. Treasury Bond,
                  7.125%, valued at $25,675,720 due 2/15/23...................     $   25,049,000
    24,050   UBS Securities, 6.75%, cost $24,050,000, dated 12/31/96,
                  $24,059,019 due 1/2/97, collateralized by $20,615,000
                  U.S. Treasury Bond, 8.125%, valued at $24,531,850
                  due 8/15/19.................................................         24,050,000
     1,000   UBS Securities, 6.50%, cost $1,000,000, dated 12/31/96,
                  $1,000,361 due 1/2/97, collateralized by $994,000
                  U.S. Treasury Bond, 6.125%, valued at $1,020,093
                  due 7/31/00.................................................          1,000,000
                                                                                   --------------
             Total Repurchase Agreements.......................                    $   50,099,000
                                                                                   ==============

------------
*Non-income producing security.
(a)Fair value determined pursuant to procedures established by the Board of Directors.
ADR-- American Depository Receipt.



                 See accompanying notes to financial statements

S  A  L  O  M  O  N       B  R  O  T  H  E  R  S       F  U  N  D       I  N  C


Statement of Operations

                                                                      Year Ended December 31,
                                                                     1996               1995
----------------------------------------------------------------------------------------------------
Investment Income

Income
Dividends (net of foreign withholding tax of $468,914 for 1996 and
    $263,858 for 1995)........................................  $ 24,315,312           $ 19,911,642
Interest......................................................     9,519,870             14,709,245
Royalties.....................................................       485,615                369,988
                                                                ------------           ------------
                                                                  34,320,797             34,990,875
                                                                ------------           ------------

Expenses
Management fee ...............................................     5,894,684              3,919,282
Shareholder meeting and reports ..............................       403,720                352,360
Shareholder services .........................................       203,600                232,200
Legal and auditing fees ......................................       201,190                204,315
Custodian ....................................................       120,360                122,525
Directors' fees ..............................................        91,810                 88,500
Stock certificates and listing fees...........................        61,260                 79,955
Other ........................................................        97,350                 78,605
                                                                ------------           ------------
                                                                   7,073,974              5,077,742
                                                                ------------           ------------
Net investment income                                             27,246,823             29,913,133
                                                                ------------           ------------

Net Realized Gain on Investments and Options .................   150,197,562            163,275,979

Net Unrealized Appreciation of Investments and Options
Beginning of year ............................................   290,623,635            115,194,593
End of year ..................................................   468,101,469            290,623,635
                                                                ------------           ------------
Increase in net unrealized appreciation ......................   177,477,834            175,429,042
                                                                ------------           ------------
Net realized gain and increase in net unrealized appreciation    327,675,396            338,705,021
                                                                ------------           ------------
Net increase in net assets from operations ...................  $354,922,219           $368,618,154
                                                                ============           ============






                 See accompanying notes to financial statements


                                                                                             Page 13

S  A  L  O  M  O  N       B  R  O  T  H  E  R  S       F  U  N  D       I  N  C


Statement of Assets and Liabilities


                                                                      Year Ended December 31,
                                                                     1996                1995
----------------------------------------------------------------------------------------------------
Assets
Investments (cost 1996 -- $964,526,485;
  1995-- $915,472,930)........................................$1,432,628,327         $1,206,106,715
Repurchase agreements ........................................    50,099,000            110,000,000
Cash .........................................................       106,288              3,418,022
Receivable for securities sold ...............................          -                 6,917,621
Dividends and interest receivable ............................     1,643,301              2,417,707
                                                              --------------         --------------
    Total assets ............................................. 1,484,476,916          1,328,860,065
                                                              ==============         ==============


Liabilities
Payable for dividends declared................................    41,891,174             36,588,614
Payable for securities purchased .............................          -                    34,060
Written options at value (premium received 1995-- $4,850) ....          -                    15,000
Management fee payable .......................................     1,609,860                970,114
Accrued expenses .............................................       290,916                243,373
                                                              --------------         --------------
    Total liabilities ........................................    43,791,950             37,851,161
                                                              ==============         ==============

Net Assets
Capital stock.................................................    83,477,470             83,656,970
Additional paid-in capital....................................   872,240,487            874,755,815
Undistributed (distributions in excess of) net investment income    (147,792)               600,852
Undistributed net realized gains..............................    17,013,332             41,371,632
Net unrealized appreciation ..................................   468,101,469            290,623,635
                                                              --------------         --------------
    Net assets ...............................................$1,440,684,966         $1,291,008,904
                                                              ==============         ==============

Shares of capital stock, $1.00 par value,
  authorized 100,000,000; outstanding ........................    83,477,470             83,656,970
Net Asset Value Per Share.....................................        $17.26                 $15.43



Statement of Changes in Net Assets

                                                                      Year Ended December 31,
                                                                     1996                1995
----------------------------------------------------------------------------------------------------

Operations
Net investment income ........................................$   27,246,823         $   29,913,133

Net realized gain on investments and options..................   150,197,562            163,275,979

Increase in net unrealized appreciation.......................   177,477,834            175,429,042
                                                              --------------         --------------
Increase in net assets from operations........................   354,922,219            368,618,154
                                                              --------------         --------------

Distributions to Shareholders from

Net investment income ........................................   (27,995,467)           (29,476,237)

Net realized gain on investments .............................  (174,555,862)          (124,785,315)
                                                              --------------         --------------
                                                                (202,551,329)          (154,261,552)
                                                              --------------         --------------

Capital Share Transactions

Repurchase of capital stock (note 3)..........................    (2,694,828)           (10,174,413)
                                                              --------------         --------------
Total increase in net assets .................................   149,676,062            204,182,189
                                                              --------------         --------------
Net Assets

Beginning of year ............................................ 1,291,008,904          1,086,826,715
                                                              --------------         --------------
End of year ..................................................$1,440,684,966         $1,291,008,904
                                                              ==============         ==============




                 See accompanying notes to financial statements

S  A  L  O  M  O  N       B  R  O  T  H  E  R  S       F  U  N  D       I  N  C


Notes to Financial Statements


1. Significant Accounting Policies

The Salomon Brothers Fund Inc (the "Fund") is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objectives are growth and conservation of capital. Income receives secondary consideration. Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that effect the reported amounts and disclosure in the financial statements. Actual amounts could differ from those estimates.

           (a) Securities Valuation. Portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ national market system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price. If no quotations are readily available (as may be the case for securities of limited marketability), or if "restricted" securities are being valued, such portfolio securities and other assets are valued at fair value determined pursuant to procedures established by the Board of Directors.

           (b) Written Option Contracts. When the Fund writes a call option or a put option, an amount equal to the premium received is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the written option. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchases upon exercise.

           (c) Federal Income Taxes. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

           (d) Repurchase Agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and at all times during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

           (e) Other. Securities transactions are recorded as of the trade date. Dividend income and dividends payable are recorded on the ex-dividend date. Interest is recognized as interest income when earned. Original issue discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

S  A  L  O  M  O  N       B  R  O  T  H  E  R  S       F  U  N  D       I  N  C

2.   Distribution After December 31, 1996

On January 28, 1997, the Fund declared a distribution from net short-term capital gains of $.05 per share and a distribution from net long-term capital gains of $.16 per share. The distributions are payable March 7, 1997 to shareholders of record February 26, 1997.

3.   Capital Stock Transactions

Capital stock transactions were as follows:
                                                         1996            1995
                                                         ----            ----
   Shares repurchased
      (weighted average discount 13.9% and
        15.6%, respectively).....................      (179,500)       (750,000)
                                                       ---------       ---------
            Net change...........................      (179,500)       (750,000)
                                                       =========       =========

4.    Management Fee and Other Transactions with Affiliates

The Fund retains Salomon Brothers Asset Management Inc ("SBAM"), an indirect, wholly owned subsidiary of Salomon Inc, to act as investment manager of the Fund subject to supervision by the Board of Directors of the Fund. SBAM furnishes the Fund with office space and pays the compensation of its officers.

The Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). The base fee is paid quarterly based on the following annual rates:


           Average Daily Net Assets                      Annual Fee Rate
           ------------------------                      ---------------
           First $350 million                                 .500%
           Next $150 million                                  .400%
           Next $250 million                                  .375%
           Next $250 million                                  .350%
           Over $1 billion                                    .300%

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by .01% (annualized). The maximum annual adjustment is .10% which would occur if the Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund's total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. For the first performance adjustment for the year ended June 30, 1995, the S&P 500 Index exceeded the Fund's performance by 6.15% and it exceeded the Fund's performance for each of the years ended September 30, 1995 and December 31, 1995 by 6.89% and 2.94%, respectively. In 1995, this resulted in a total reduction of the base management fee of $1,004,626 covering the eighteen month period July 1, 1994 through December 31, 1995. For the years ended March 31, 1996, June 30, 1996, September 30, 1996 and December 31, 1996 the Fund's performance exceeded the S&P 500 Index by 1.72%, 2.50%, 5.67% and 5.51%, respectively. In 1996, this resulted in a total increase of the base management fee of $526,920 covering the year ended December 31, 1996.

S  A  L  O  M  O  N       B  R  O  T  H  E  R  S       F  U  N  D       I  N  C


Notes to Financial Statements (concluded)


Brokerage commissions of $150,180 were paid to Salomon Brothers Inc for investment transactions executed on behalf of the Fund during the year ended December 31, 1996.

5.    Portfolio Activity

The cost of securities purchased and proceeds from securities sold (other than short-term investments and written options) during the year ended December 31, 1996 aggregated $675,795,858 and $751,392,898, respectively.

Cost of securities held (excluding short-term investments and written options) on December 31, 1996 for Federal income tax purposes was substantially the same as for book purposes. As of December 31, 1996, total unrealized appreciation and depreciation was $480,272,142 and $12,170,673, respectively, resulting in net unrealized appreciation of $468,101,469.


     Transactions in options written during the years ended December 31, 1995 and 1996 were as follows:

                                                                    Number of            Premiums
                                                                    Contracts            Received
                                                                    ---------            --------
    Options outstanding at December 31, 1994.................        (5,475)           $(1,291,111)
    Options written..........................................        (5,195)            (1,070,787)
    Options terminated in closing purchase transactions......         8,895              2,098,714

    Options exercised .......................................         1,725                258,334
                                                                     ------            -----------
    Options outstanding at December 31, 1995.................           (50)                (4,850)
                                                                     ------            -----------
    Options exercised........................................            50            $     4,850
                                                                     ------            -----------
    Options outstanding at December 31, 1996.................            -                    -
                                                                     ======           ============


     During the year ended December 31, 1995 realized loss from written option transactions amounted to $538,390. During the year ended December 31, 1995 net realized gain from purchased option transactions amounted to $20,900,729, for a net realized gain on all option transactions of $20,362,339. During the year ended December 31, 1996 realized gain from written option transactions amounted to $4,850. During the year ended December 31, 1996 net realized gain from purchased option transactions amounted to $1,214,152, for a net realized gain on all option transactions of $1,219,002.

     The risk of writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter a closing transaction because of an illiquid secondary market.

6.    Subsequent Event

On January 28, 1997, pending shareholder approval, the Board of Directors of the Fund approved an increase in the base management fee payable to SBAM. Information regarding this matter will be contained in a proxy statement to be mailed to shareholders on or about March 7, 1997.

S  A  L  O  M  O  N       B  R  O  T  H  E  R  S       F  U  N  D       I  N  C


Financial Highlights

Selected data per share of capital stock outstanding throughout each year:


                                                       For the Year Ended December 31,
                                         -----------------------------------------------------------
                                           1996        1995       1994        1993        1992
                                           ----        ----       ----        ----        ----
Per share operating performance:

Net asset value
  beginning of year.....................  $15.43      $12.88     $14.88      $15.16      $15.66
                                          ------      ------     ------      ------      ------

Net investment income ..................     .33         .35        .33         .34         .40

Net gains (losses) on securities
  (both realized and unrealized) (a)....   3.925        4.04       (.605)      1.44         .10
                                          ------      ------     -------     ------      ------

    Total from investment
      operations........................   4.255        4.39       (.275)      1.78         .50
                                          ------      ------     -------     ------      ------

Less dividends and distributions:

Dividends from net investment
  income ...............................   (.335)       (.35)      (.335)      (.34)       (.40)

Distributions from net realized gain
  on investments........................   (2.09)      (1.49)     (1.39)      (1.72)       (.60)
                                          ------      ------     ------      ------      ------

    Total dividends and
      distributions ....................   (2.425)     (1.84)     (1.725)     (2.06)      (1.00)
                                          -------     ------     -------     ------      ------

Net asset value end of year ............  $17.26      $15.43      12.88      $14.88      $15.16
                                          ======      ======     ======      ======      ======

Market price end of year................  $16.00      $13.375     $10.625    $12.75      $13.75

Total investment return based on
  market price per share
  excluding broker commissions..........  +38.7%      +43.3%      -3.70%     +7.86%      +6.44%

Ratios/Supplemental Data:

Net assets end of year
  (millions)............................  $1,441      $1,291      $1,087     $1,176      $1,109

Ratio of expenses to average
  net assets ...........................    .51%        .41%        .49%       .41%        .43%

Ratio of net investment income to
  average net assets ...................   1.96%       2.42%       2.33%      2.19%       2.62%

Portfolio turnover rate ................     52%         82%         69%        80%         42%

Average broker commission
    rate ............................... $0.0596         N/A         N/A        N/A         N/A

------------
(a) Includes $.015 and $.02 attributable to the increase in net asset value from shares repurchased at a discount for the years ended 1996 and 1995, respectively.



                 See accompanying notes to financial statements

S  A  L  O  M  O  N       B  R  O  T  H  E  R  S       F  U  N  D       I  N  C


Report of Independent Accountants

To the Board of Directors and Shareholders of The Salomon Brothers Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments at December 31, 1996, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Salomon Brothers Fund Inc (the "Fund") at December 31, 1996 and 1995, the results of its operations and the changes in its net assets for the years then ended and the financial highlights for each of the five years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 and 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
February 14, 1997



Quarterly Financial Information


Summary of quarterly results of operations (unaudited):

                                              Amounts in Thousands and Per Share

                                                      Three Months Ended
                           -------------------------------------------------------------------------
                           March 31, 1996      June 30, 1996    Sept. 30, 1996    Dec. 31, 1996
                           -------------------------------------------------------------------------
Net investment
  income ................  $ 6,656   $ .08    $ 8,089   $.10   $ 6,638    $.08   $  5,864  $5.07
Net realized gain &
  change in net unrealized
  appreciation...........  $101,396  $1.21    $34,706   $.41   $73,743    $.88   $117,830  $1.41

                           -------------------------------------------------------------------------
                           March 31, 1995      June 30, 1995    Sept. 30, 1995    Dec. 31, 1995
                           -------------------------------------------------------------------------
Net investment
  income ................  $ 6,864   $ .08    $ 8,335   $.10   $ 7,288    $ .08  $ 7,426   $.09
Net realized gain &
  change in net unrealized
  appreciation...........  $92,095   $1.09    $79,332   $.94   $91,516    $1.09  $75,762   $.90



                                                                                             Page 19

S  A  L  O  M  O  N       B  R  O  T  H  E  R  S       F  U  N  D       I  N  C


Automatic Dividend Reinvestment
and Cash Payment Plans


DIVIDEND REINVESTMENT

The Automatic Dividend Reinvestment Plan ("DR Plan") administered by The Bank of New York, Agent for shareholders of The Salomon Brothers Fund Inc ("SBF"), offers you a prompt, simple, and inexpensive way to put your dividends and distributions to work through reinvestment in additional shares of capital stock of SBF. All new shareholders initially investing on or after November 20, 1995 will automatically be enrolled in the DR Plan, unless the shares are held in the name of a broker or nominee. All other share holders may enroll by simply completing the attached Authorization Card. If your shares are held in the name of a broker or nominee, you should contact your broker or nominee about your ability to participate in the DR Plan.

Money from dividends and distributions can lie idle for months at a time; however, with the DR Plan your dividends and distributions are promptly invested for you, automatically increasing your holdings in SBF. All paper work is done for you automatically by The Bank of New York, Agent for the DR Plan, and you will receive statements from the Agent to simplify your personal records. The DR Plan also acts as a form of forced savings program.


CASH PAYMENT PLAN

The Cash Payment Plan allows you to purchase shares of SBF conveniently and inexpensively, without committing large dollar amounts. Under the Cash Payment Plan, you have the option to send a check or money order of at least $25.00 to the Agent which will be used to buy more shares of SBF. You may make these payments regularly or from time to time, as you choose. You may also vary the amount of each optional payment as long as it is at least $25.00. Optional cash payments received by the Agent will be applied by the Agent to the purchase of additional shares of SBF on the Investment Date next following receipt. The "Investment Dates" will be each Friday (or closest business day prior thereto, if a holiday). All cash payment shares will be purchased on the open market at prevailing market prices and in accordance with the "Terms and Conditions of Authorization for Amended and Restated Dividend Reinvestment and Cash Payment Plans ("Terms and Conditions") There is no maximum amount of investment under the Cash Payment Plan.

Shares purchased under the Cash Payment Plan will be held as uncertificated shares, unless separate specific instructions to issue certificates are received. Fractional shares cannot be issued in certificate form, and dividends and distributions on those shares held by the Agent will be automatically reinvested.


CERTIFICATE OF DEPOSIT

If you wish, you may deposit with the Agent stock certificates representing ownership of capital stock in SBF which you now hold. The Agent will combine the shares represented thereby with the shares issued or purchased through the DR Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled.

S  A  L  O  M  O  N       B  R  O  T  H  E  R  S       F  U  N  D       I  N  C


COST TO YOU

Except as specifically noted, you will not bear any of the costs of administering the Plan. When the Agent makes open-market purchases, the cost of reinvesting your dividends and distributions or purchasing additional shares through these Plans is less than the usual brokerage commission on odd-lot transactions because the Agent combines the purchase of shares for all participants and passes the savings in commissions on to you. You pay your proportionate share of the commissions paid on all open-market purchases. Dividends and distributions, even though automatically reinvested, continue to be taxable.


How the Automatic Dividend Reinvestment and Cash Payment Plans Work:

1. If SBF declares a dividend or distribution, you will receive the dividend or distribution either in newly-issued shares of SBF or in shares of SBF purchased on the New York Stock Exchange or otherwise on the open market, depending on the relationship between the market price per share of SBF and the net asset value per share of SBF, as described in the terms and conditions of the DR Plan. Any newly-issued shares will be valued at the time specified in the Plan, either at the market price per share of SBF or at the greater of (a) the net asset value per share of SBF and (b) 95% of the market price per share of SBF, depending on the relationship between market price and net asset value at that time. If your dividend or distribution is not large enough to buy a full share, the Agent will credit you with a fractional share, computed to four decimal places, which will earn additional dividends and distributions for you just the way full shares do.

2. You will receive a detailed statement of your Plan accounts following each investment by the Agent showing total dividends and distributions and additional cash payments, shares purchased and issued, and total shares held by you and the Agent on your behalf. Each of these statements will contain a tear-off portion which you should utilize for all transaction processing.

3. The Agent will hold the shares it has purchased for you unless you otherwise request. This convenience provides added protection against loss, theft, or inadvertent destruction of certificates. Certificates for full shares held by the Agent will be issued to you upon your request. If a certificate is lost, the replacement cost is currently 2% of the value of the shares at the time of loss.

4. You may terminate your participation in the DR Plan at any time up to a record date, and future dividends and distributions will thereafter be sent directly to you. Upon termination, stock certificates for any full shares will be issued in your name, or, upon receipt of your instructions, your shares will be sold for you and the proceeds sent to you less brokerage commissions and any applicable taxes. Any fractional shares at the time of termination will be converted to cash on the basis of the then current market price of SBF capital stock.

5. The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to SBF or its proxy agent.

6. Your attention is directed to the Terms and Conditions set forth on page 22 which govern the operation of the Plan.

If you wish to withdraw from the DR Plan, please contact the Agent at:

                           The Bank of New York
                           Dividend Reinvestment Department
                           P.O. Box 1958
                           Newark, New Jersey 07101-9774
                           1-800-432-8224

S  A  L  O  M  O  N       B  R  O  T  H  E  R  S       F  U  N  D       I  N  C


If you withdraw and subsequently wish to re-enroll, simply complete the enclosed Authorization Card and mail it to the address above or call the number above. Your participation will commence with the next dividend or distribution payable after receipt of your authorization, provided it is received prior to the record date for the dividend or distribution. Should your authorization arrive after the record date, your participation will take effect with the following dividend or distribution.

Please be advised that the Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for all trading activity relating to the DR Plan and Cash Payment Plan on behalf of participants. BNY Brokerage Inc. receives a commission in connection with such transactions.

Remember, the detailed statement of your account will include a tear-off portion which you should utilize for all transaction processing.

If your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the DR Plan. If the broker or nominee does not provide an automatic reinvestment service, it may be necessary for you to have your shares taken out of "street name" and registered in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.

SBF and the Agent may amend or terminate the Plan. The Agent will mail to participants notice at least 30 days prior to the effective date of any amendment.

Any inquiries concerning the Plans should be directed to the Agent at:

                           The Bank of New York
                           Investor Relations Department
                           P.O. Box 11258
                           New York, New York 10286-1258
                           1-800-432-8224

Terms and Conditions of Authorization for Amended and Restated Automatic Dividend Reinvestment and Cash Payment Plans

1. (a) The Bank of New York (the "Agent") will act as agent for each participant in the Amended and Restated Dividend Reinvestment Plan (the "DR Plan") of Salomon Brothers Fund Inc (the "Corporation").

    (b) Unless the Corporation declares a dividend or distribution which may be paid to shareholders only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

2. (a) If, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share on that date (such condition, a "market premium"), the Agent shall receive the dividend or distribution in newly issued shares of the Corporation on behalf of shareholders. If, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date (such condition, a "market discount"), the Agent will purchase shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" shall mean the average of the highest and lowest prices at which the Corporation's stock sells on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

    (b) Purchases by the Agent shall be made in accordance with the conditions set forth in Item 4 below and may be made on any securities exchange where such shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent may determine. Such purchases shall be made as soon as practicable commencing on the Trading Day following the determination date and ending no later than 30 days after the dividend or distribution date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws; provided, however, that such purchases shall, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend date" next succeeding the dividend or distribution payment date.

    (c) If the Agent is unable to invest the full dividend or distribution amount in open market purchases during the purchase period provided for in paragraph (b) above or a market discount shifts to a market premium during the purchase period, the Agent will cease making open market purchases and will receive the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the earlier of the first date on which a market premium exists or the last date purchases are made, but in no event prior to the payment date for the dividend or distribution.

S  A  L  O  M  O  N       B  R  O  T  H  E  R  S       F  U  N  D       I  N  C


    (d) In the event that all or part of a dividend or distribution amount is to be to paid in newly issued shares, such shares will be issued to participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per share, then the newly issued shares shall be valued at net asset value per share on the valuation date; provided, however, that if the net asset value per share is less than 95% of the market price per share on the valuation date, then such shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per share, the newly issued shares will be valued at the market price per share on the valuation date. The valuation date shall be the dividend or distribution payment date except that with respect to shares issued pursuant to paragraph (c) above, the valuation date shall be the date such shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date shall be the next preceding Trading Day.

3. Under the Cash Payment Plan (together with the DR Plan, the "Plans"), cash payments of at least $25.00 made from time to time by the participant and received by the Agent will be applied by the Agent in the purchase of additional shares of capital stock of the Corporation on the Investment Date next following receipt. The "Investment Date" will be each Friday (or closest business day prior thereto if a holiday). All cash payment shares will be purchased by the Agent on the open market at prevailing market prices and in accordance with the conditions set forth in Item 4 below. Participants have an unconditional right to obtain the return of any cash payments up to 48 hours prior to such Investment Date. Checks must be drawn on United States banks and denominated in U.S. dollars only. Third party checks will not be accepted. There is no maximum amount of investment under the Cash Payment Plan.

4. In making cash purchases for the participant's account, the Agent will combine the participant's funds with those of the other participants. The price at which the Agent shall be deemed to have acquired shares shall be the average price (including brokerage commissions) of all shares purchased by it in connection with a particular dividend or distribution under the DR Plan or in connection with a particular investment under the Cash Payment Plan, as the case may be.

    It is understood that (i) the Agent may hold the shares of all participants together in its name or in the name of its nominee, (ii) the Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for all trading activity relating to the DR Plan and Cash Payment Plan on behalf of participants and that BNY Brokerage Inc. receives a commission in connection with such transactions, (iii) that government regulations may require the temporary curtailment or suspension of purchase of shares under the Plans and accordingly, the Agent shall not be accountable for its inability to make purchases at such times and (iv) that the Agent shall have no responsibility as to the market value of the shares acquired for the participant's account.

    The Agent will confirm the purchases so made as soon as practicable after the purchases are made.

5. No certificate with respect to reinvested dividends and diIstributions will be issued to a participant unless he or she so requests. No certificate for a fractional share will be issued.

6. Participants shall not bear any of the costs of administering the Plan. Each account will bear its proportionate share of commissions paid on open market purchases.

7. It is understood that the investment of dividends and distributions does not relieve the participant of any taxes which may be payable on such dividends and distributions. The Agent will report annually to each participant the amount of dividends and distributions credited to his account during the year.

8. (a) The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to the Corporation or its proxy agent.

                                                                       continued



                          THE SALOMON BROTHERS FUND INC

                  AUTHORIZATION TO PARTICIPATE IN THE DIVIDEND
                      REINVESTMENT PLAN FOR SHAREOWNERS OF
                          THE SALOMON BROTHERS FUND INC

                                  COMMON SHARES


    I wish to participate in the Dividend Reinvestment Plan. I appoint The Bank of New York (the Agent) and authorize THE SALOMON BROTHERS FUND INC to pay to the Agent for my account all dividends payable to me on the Common Shares that are now or may hereafter be registered in my name.

    I authorize the Agent to apply all such dividends and distributions and all optional cash payments which I transmit to the Agent, subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

    I understand that the appointment of The Bank of New York as the Agent is subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

    In addition, please invest the enclosed optional cash payment in the amount of $____________ as directed by the terms and conditions of the Plan.


                 (Please sign on the reverse side of this card.)

S  A  L  O  M  O  N       B  R  O  T  H  E  R  S       F  U  N  D       I  N  C


    (b) A participant may terminate his or her account under the DR Plan at any time by notifying the Agent prior to the next dividend or distribution record date. Participation shall be terminated by written notice similarly received of the death, or adjudicated incompetency of a participant.

    (c) In the event written notice of termination, death or adjudicated incompetency is received by the Agent after a dividend or distribution record date, but prior to the determination by the Agent of the number of shares to be issued to or purchased for the participant following such dividend or distribution record date, participation in the DR Plan shall be terminated immediately following such determination. Upon termination by reason of notice of death, or adjudicated incompetency, no newly issued shares shall be credited to the participant's account and no purchase of shares shall be made for the participant's account. The participant's shares and any cash dividends or distributions paid thereon shall be retained by the Agent subject to the Terms and Conditions until such time as such participant's legal representatives shall have been appointed and shall have furnished proof sufficient to the Agent of his right to receive such shares and such dividends or distributions. Upon termination by the participant, the Agent will send the participant a certificate of the full shares in his or her account and a check in an amount equal to the then current market price (as defined in paragraph 2) of any fractional share or, the Agent, upon receipt of instructions from the participant, will sell the participant's full and fractional shares as soon as practicable following termination and send to the participant a check representing the proceeds, less brokerage commissions and any applicable taxes.

        If a participant disposes of all shares registered in his or her name on the books of the Corporation, the Agent will at its discretion, continue to reinvest dividends and distributions on the shares in the participant's DR Plan account until otherwise notified by the participant.

9. The Agent may terminate either Plan by notice in writing remitted to all participants. In such event the Agent will send the participant a certificate for the full shares in his or her account and cash for any fractional shares at the then current market price as indicated in Item 8.

10. The Agent shall not be liable hereunder for any act done in good faith, or for any good faith omissions to act, including, without limitation, any claims of liability (1) arising out of any such act or omission to act which occurs prior to the termination of participation pursuant to Item 8 above and (2) with respect to the prices at which shares are purchased or sold for the participant's account and the times such purchases or sales are made.

11. The participant agrees to notify the Agent promptly in writing of any change of address. Notices to the participant may be given by letter addressed to the participant at his last address of record with the Agent.

12. These Terms and Conditions may be amended or supplemented by the Agent at any time or times by mailing appropriate notice at least 30 days prior to the effective date thereof to the participant at his last address of record. The amendment or supplement shall conclusively be deemed to be accepted by the participant unless prior to effective date thereof the Agent receives written notice of the termination of the participant's account. Any such amendment may include the appointment by the Agent in its place and stead of a successor agent under these Terms and Conditions provided such successor is a bank or trust company organized under the laws of the United States or any state thereof. The Corporation is authorized to pay to such successor agent for the account of each participant in the Plan all dividends and distributions payable on shares of the Corporation's capital stock held by the Agent for the participant or by the participant himself or herself, the shares to be applied by such successor agent as provided in these Terms and Conditions.

13. The Terms and Conditions of this authorization shall be governed by the laws of the State of New York.

Any inquiries regarding the Plans should be directed to the Agent at:

                           THE BANK OF NEW YORK
                           Investor Relations Department
                           P.O. Box 11258
                           New York, New York  10286-1258
                           1-800-432-8224


--------------------------------------------------------------------------------

     If you desire to participate in The Salomon Brothers Fund Inc Dividend Reinvestment Plan as described in the brochure, please sign and return this card to:
                                           THE BANK OF NEW YORK
                                           P.O. Box 1958
                                           Newark, NJ 07101-9774
                                           Att: Dividend Reinvestment Department

                                           DATED:_____________________, 19____

                                           -------------------------------------
                                             PLEASE SIGN, DATE AND RETURN
                                             USING THE ENCLOSED ENVELOPE
                                           -------------------------------------


                                           -------------------------------------
                                           Signature


                                           -------------------------------------
                                           Signature (if held jointly)

               Please sign exactly as your name(s) appear hereon.
                               THIS IS NOT A PROXY

Officers

Michael S. Hyland                              Chairman and President

Richard E. Dahlberg                            Executive Vice President

Allan R. White, III                            Executive Vice President

Lawrence H. Kaplan                             Executive Vice President
                                               and General Counsel

Michael A. Kagan                               Vice President

Martin L. Roberts                              Vice President

Alan M. Mandel                                 Treasurer

Jennifer G. Muzzey                             Secretary

Janet S. Tolchin                               Assistant Treasurer

Reji Paul                                      Assistant Treasurer

Noel B. Daugherty                              Assistant Secretary



Salomon Brothers Asset Management Inc          Investment Manager
New York, New York

The Bank of New York                           Custodian, Transfer and Dividend Disbursing Agent
New York, New York

Simpson Thacher & Bartlett                     Legal Counsel
New York, New York

Price Waterhouse  LLP                          Independent Accountants
New York, New York

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                          THE SALOMON BROTHERS FUND INC
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048



                 This report has been printed on recycled paper.

                                     (LOGO)